Exhibit 10.128

THIRD AMENDMENT TO
PURCHASE AND SALE CONTRACT

THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Third Amendment”) is made and entered into as of the 28th day of March, 2007 (the “Amendment Date”), by and among CONSOLIDATED CAPITAL PROPERTIES IV, a California limited partnership, APARTMENT ASSOCIATES, LTD., a Texas limited partnership, and VMS NATIONAL PROPERTIES JOINT VENTURE, all having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Sellers"), and 11402 EVANS OMAHA LLC, an Iowa limited liability company, 7349 GRANT OMAHA LLC, an Iowa limited liability company, and 10100 GRAND PLAZA OMAHA LLC, an Iowa limited liability company, all having an address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada H3A 1B9 ("Purchasers").

Recitals:

WHEREAS, Sellers and Northview Realty Group, Inc., a Canadian corporation ("Northview"), entered into that certain Purchase and Sale Contract dated as of December 4, 2006, as amended by that certain First Amendment to Purchase and Sale Contract dated January 18, 2007, and as amended and reinstated by that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated February 7, 2007, and as subsequently assigned by Northview to Purchasers pursuant to those certain Partial Assignments of Purchase and Sale Contract dated March 22, 2007 (as amended, reinstated and assigned, the "Contract"), for the real properties identified therein.

WHEREAS, Sellers and Purchasers desire to ratify and amend the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.

Closing Date.  Section 5.1 of the Contract is hereby deleted in its entirety and the following substituted therefor:

"Closing Date.  The Closing shall occur on April 3, 2007 (the "Closing Date") through an escrow with Escrow Agent, whereby the Sellers, Purchasers and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."

2.

Ratification of Contract.  All terms and provisions of the Contract not specifically modified or amended by this Third Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

3.

Miscellaneous.  The following provisions shall apply with respect to this Third Amendment:

a.

Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

b.

In the event of any conflict between the Contract and this Third Amendment, the terms and conditions of this Third Amendment shall control.

c.

This Third Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[Remainder of page intentionally left blank.]

NOW, THEREFORE, the parties hereto have executed this Third Amendment to Purchase and Sale Contract as of the date first set forth above.

SELLERS:

CONSOLIDATED CAPITAL PROPERTIES IV,

a California limited partnership

By:

ConCap Equities, Inc.,

a Delaware corporation,

its General Partner

By: /s/Stevan D. Cordes

Name: Stevan D. Cordes

Title: Senior Vice President

APARTMENT ASSOCIATES, LTD.,

a Texas limited partnership

By:

CCP/IV Apartments GP, L.L.C.,

a South Carolina limited liability company,

Its General Partner

By:

Consolidated Capital

Properties IV,

a California limited partnership,

its Manager

By:

ConCap Equities, Inc.,

a Delaware corporation,

its General Partner

By: /s/Stevan D. Cordes

Name: Stevan D. Cordes

Title: Senior Vice President

[Additional Seller signature continues on next page]

[Additional Seller signature to Third Amendment to Purchase and Sale Agreement]

VMS NATIONAL PROPERTIES JOINT VENTURE

By:

VMS NATIONAL RESIDENTIAL PORTFOLIO I

By:

MAERIL, INC.,

its Managing General Partner

By: /s/Stevan D. Cordes

Name: Stevan D. Cordes

Title: Senior Vice President

and

By:

VMS NATIONAL RESIDENTIAL PORTFOLIO II

By:

MAERIL, INC.,

its Managing General Partner

By: /s/Stevan D. Cordes

Name: Stevan D. Cordes

Title: Senior Vice President

[Purchasers' signatures continues on next page]

[Purchasers' signature to Third Amendment to Purchase and Sale Agreement]

PURCHASERS:

11402 Evans Omaha LLC,

an Iowa limited liability company

By:

11402 Evans Omaha Manager, Inc.,

its managing member

By:       /s/Nicholas H. Roby

Name:

Nicholas H. Roby

Title:

Vice President

7349 Grant Omaha LLC,

an Iowa limited liability company

By:

7349 Grant Omaha Manager, Inc.,

its managing member

By:       /s/Nicholas H. Roby

Name:

Nicholas H. Roby

Title:

Vice President

10100 Grand Plaza Omaha LLC,

an Iowa limited liability company

By:

10100 Grand Plaza Omaha Manager, Inc.,

its managing member

By:       /s/Nicholas H. Roby

Name:

Nicholas H. Roby

Title:

Vice President